  Exhibit 10.1

FIRST AMENDMENT
TO AGREEMENT AND PLAN OF MERGER

This First Amendment, dated as of May 9, 2017 (the “Amendment”), to the Agreement and Plan of Merger dated February 13, 2017 by and among the “Parties” (as defined below) (the “Agreement”), is entered into by and among KeyStone Solutions, Inc., a Delaware corporation (the “Company”), Novume Solutions, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Novume”), KeyStone Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Novume (“Company Merger Sub”), Brekford Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Novume (“Brekford Merger Sub”), and Brekford Corp., a Delaware corporation (“Brekford” and, together with the Company, Novume, Company Merger Sub and Brekford Merger Sub, each a “Party” and collectively the “Parties”). Except as otherwise set forth herein, all capitalized terms used herein and not specifically defined shall have the same meanings as ascribed to them in the Agreement. The Parties hereby agree as follows:

As permitted under Section 9.1(b) and Section 9.3 of the Agreement, the Parties hereto mutually agree that the Termination Date is extended until July 31, 2017, or such other date as the Parties may agree in writing. All reference in the Agreement to the Termination Date shall mean July 31, 2017, or such other date as the Parties may otherwise agree in writing.

The provisions of Sections 10.2, 10.9 and 10.10 of the Agreement are incorporated herein by reference.

Except as specifically and expressly set forth above, all other terms and conditions of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective officers hereunto duly authorized, all as of the date first written above.

KeyStone Solutions, Inc., a Delaware corporation
/s/ Robert A. Berman
Name: Robert A. Berman
Title: Chief Executive Officer

Brekford Corp., a Delaware corporation
/s/ Rodney W. Hillman
Name: Rodney W. Hillman
Title: President and COO

Novume Solutions, Inc., a Delaware corporation
/s/ Robert A. Berman
Name: Robert A. Berman
Title: Chief Executive Officer

KeyStone Merger Sub, Inc., a Delaware corporation
/s/ Robert A. Berman
Name: Robert A. Berman
Title: President
Brekford Merger Sub, Inc., a Delaware corporation
/s/ Robert A. Berman
Name: Robert A. Berman
Title: President

[Signature page to Amendment]